Exhibit 99.2

Q4 2009 Financial Results Conference Call Slides February 25, 2010

Safe harbor summary These slides and accompanying oral presentation contain forward-looking statements including our guidance for the first quarter of 2010 and the full year 2010, the expected release dates of Rosetta Stone Version 4 TOTALe and Rosetta Stone iPhone/iPod Touch, the costs of our launch of Rosetta Stone Version 4 TOTALe and our litigation with Google. These statements relate to future events or to future financial performance and involve known and unknown risks, uncertainties, and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance, or achievements expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” or “continue” or the negative of these terms or other comparable terminology. You should not place undue reliance on forward-looking statements because they involve known and 2 Rosetta Stone Inc. © 2010 unknown risks, uncertainties and other factors that are, in some cases, beyond our control and that could materially affect actual results, levels of activity, performance, or achievements. Factors that could materially affect actual results, levels of activity, performance or achievements include those listed under the caption “Risk Factors” of Rosetta Stone’s Form 10-Q dated November 13, 2009. If any of these risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary significantly from what we projected. Any forward-looking statement you see or hear during this presentation reflects our current views with respect to future events and is subject to these and other risks, uncertainties, and assumptions relating to our operations, results of operations, growth strategy, and liquidity. We assume no obligation to publicly update or revise these forwardlooking statements for any reason, whether as a result of new information, future events, or otherwise.

Highlights Record revenues and earnings in Q4 and FY 2009 Strong demand drives performance in all business segments International experiencing accelerating growth Significant product platform innovations in 2H 2010 3 Rosetta Stone Inc. © 2010 - Rosetta Stone® Version 4 TOTALeTM - Rosetta Stone iPhone / iPod Touch (“Mini”)

Record revenue Fourth Quarter 2009 Full Year 2009 66.3 78.3 $M 209.4 252.3 $M 4 Rosetta Stone Inc. © 2010 Q408 Q409 2008 2009

Growth in all businesses Consumer U.S. 56.0 65.1 63.0 69.8 $M $M 5 Rosetta Stone Inc. © 2010 Institutional International Q408 Q409 Q408 Q409 10.3 13.2 Q408 Q409 3.3 8.5 Q408 Q409 $M $M

International growth accelerated during 2009 8.5 2008 2009 $M Non-U.S. revenue growth over same quarter previous year 65% 100% 158% 6 Rosetta Stone Inc. © 2010 2.2 2.0 2.4 3.3 2.8 3.3 4.8 Q1 Q2 Q3 Q4 27%

Record earnings Adjusted EBITDA Non-GAAP EPS 11.6 21.4 0.33 0.61 $M $ Fourth Quarter Fourth Quarter 7 Rosetta Stone Inc. © 2010 Q408 Q409 Q408 Q409 36.4 48.7 2008 2009 0.99 1.38 2008 2009 $M $ Full Year Full Year Adjusted EBITDA (excludes stock-based compensation and amortization of intangibles) 84% 34% 85% 39%

Record EBITDA margin 17.4 19.3 Adjusted EBITDA as Percentage of Revenue + 2.1 + 4.5 + 1.9% 8 Rosetta Stone Inc. © 2010 10.8 12.9 2006 2007 2008 2009 Adjusted EBITDA (excludes stock-based compensation and amortization of intangibles)

Record cash flow generation 41.2 $M Operating Cash Flow Free Cash Flow $M 9 Rosetta Stone Inc. © 2010 18.3 2008 2009 11.3 32.7 2008 2009 “Free cash flow” is operating cash flow minus capital expenditures. 125% 189%

Strong balance sheet 12/31/2008 12/31/2009 Cash and cash equivalents 30.6 95.2 Accounts receivable, net 26.5 37.4 Total assets 138.8 225.4 In $M 10 Rosetta Stone Inc. © 2010 Deferred revenue 15.7 26.1 Total debt 9.9 - Total liabilities 59.7 69.0 Total liabilities and stockholders’ equity 138.8 225.4

New: Rosetta Stone Version 4 TOTALe Complete solution as new core offering: Interactive software Live coaches (Studio) Games and 11 Rosetta Stone Inc. © 2010 Headset with microphone Success agents community (World) Audio companion Mobile companion

Test market feedback More Effective Better Value 64 77 60 80 Users who gained 1 or more levels in 55 hours (%) 100 106 90 110 User rating for “good value” (V3 = 100) 12 Rosetta Stone Inc. © 2010 Fairer Price Version 3 at $360 TOTALe at $999 Greater Satisfaction Version 3 at $360 TOTALe at $999 100 108 90 110 Version 3 at $360 TOTALe at $999 User rating for “fair price” (V3 = 100) 90 94 85 100 Version 3 at $360 TOTALe at $999 Users who reported “satisfied” (%) Based on results from May 2009 quantitative study conducted by Rockman et al on effectiveness of the Rosetta Stone Spanish language solution on 89 users who took six hours of Rosetta Studio™ sessions and were exposed on average to 64 ½ hours of work with the software.

Best solution at compelling price Version 3 Version 4 TOTALe Offering MSRP ($) Level 1 229 Offering MSRP ($) Starter course <180 Level 1 13 Rosetta Stone Inc. © 2010 Set 2 409 Set 3 539 Set 5 699 Per Level (2-5) 299 Slight Premium over Version 3 Set 2 Set 3 Set 5 Per Level (2-5)

Version 4 TOTALe solution expands market reach Price ($) U.S language learning demand curve: 700 Attract more 14 Rosetta Stone Inc. © 2010 Buyers (M) 200 Current reach premium classroom buyers Attract more starters Source: Nielsen 2007 Global Language Survey

Better business model Version 3 Software Version 4 TOTALe Solution One-time sale Limited after-sale contact Course progress validation Piracy risk Lifetime value Ongoing relationship Live coach validation Can’t copy full experience 15 Rosetta Stone Inc. © 2010 Limited control over outcomes PC / Mac Success agents PC / Mac / offline / online / mobile More effective More use Greater stickiness Higher value Harder to emulate

Accounting methods In accordance with GAAP, Version 4 TOTALe requires a different accounting method due to the subscription component. GAAP Requirements 2010 Impact Defer portion of revenue related to online subscription Expect to defer 20-25% of each Rosetta Stone Version 4 16 Rosetta Stone Inc. © 2010 component. Deferred amount to be recognized as revenue over subscription term. TOTALe sale. Expect subscriptions to average 9 months, ranging from 1 to 15 months. Start reporting sales bookings. Start reporting Operating EBITDA. “Operating EBITDA” equals Adjusted EBITDA (excludes stock-based compensation and amortization of intangibles) plus change in deferred revenue.

Financial Outlook: Q1 2010 and Full-Year 2010 Q1 2010 Full Year 2010 Total revenue $58 mil. to $60 mil. $286 mil. to $299 mil. Sales bookings1 $58 mil. to $60 mil. $310 mil. to $325 mil. Non-GAAP diluted net income per share $0.07 to $0.09 $0.90 to $1.00 17 Rosetta Stone Inc. © 2010 1 “Sales bookings” are defined as executed sales contracts received by company that are either recorded immediately as revenue or as deferred revenue. 2 “Operating EBITDA” equals Adjusted EBITDA (excludes stock-based compensation and amortization of intangibles) plus change in deferred revenue. Operating EBITDA2 $3.1 mil. to $3.6 mil. $58 mil. to $65 mil. Diluted shares outstanding 21.2 mil. 21.5 mil. Google litigation $4.0 mil. $6.0 mil.

Guidance: quarterly Version 4 TOTALe impact Category Estimated Impact 2010 Timing Q2 Q3 Q4 Ongoing Coaches and agents Gross margins of 83% to 84% upon Version 4 launch1. Non-recurring 18 Rosetta Stone Inc. © 2010 V4 marketing preparation Approximately $2.0M additional costs. V4 launch activities Approximately $2.5M additional costs. V3 inventory obsolescence Approximately $3.0M charge. Ongoing, no cash difference Revenue deferment 20% to 25% of sales price of Rosetta Stone Version 4 TOTALe. 1 Impact to be smaller in Q2, larger towards Q4.

Guidance: Operating EBITDA reconciliation 2009 Actual 2010 Forecast Adjusted EBITDA $48.7 $34.0 – $39.0 Increase in deferred revenue $10.4 $24.0 – $26.0 Operating EBITDA $59.1 $58.0 – $65.0 Non-recurring expenses In $ million 19 Rosetta Stone Inc. © 2010 Version 4 TOTALe launch - $4.5* Inventory obsolescence - $3.0* Google litigation $1.1 $6.0* Reconciled Operating EBITDA $60.1 $71.5 – $76.5 19 - 27 % increase *Represents approximate expense levels.